EXHIBIT 10.1



                               THIRD AMENDMENT TO
                           THE LIGAND PHARMACEUTICALS
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

THIS THIRD AMENDMENT TO THE LIGAND PHARMACEUTICALS NONQUALIFIED DEFERRED COMPENSATION PLAN (this "Amendment"), effective as of December 4, 2007, is made and adopted by LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

                                    RECITALS

         WHEREAS, the Company maintains the Ligand Pharmaceuticals Nonqualified Deferred Compensation Plan, as amended (the "Plan").

         WHEREAS, pursuant to Section 11.10 of the Plan, the Plan may be amended by the Company.

         WHEREAS, the Board of Directors of the Company desires to amend the Plan to provide that each Participant may make a one-time election to change the time and form of distribution of all amounts credited to his or her Account(s) under the Plan, in accordance with the transitional relief under Internal Revenue Service Notice 2005-1, Q/A-19(c), the Proposed Regulations under Section 409A of the Code, Internal Revenue Service Notice 2006-79 and Internal Revenue Service Notice 2007-86. As provided in Internal Revenue Service Notice 2006-79 and Internal Revenue Service Notice 2007-86, this amendment to permit the Participants to change the time and form of payment under the Plan shall apply only to benefits that would not otherwise be payable in 2007 and shall not cause any benefits to be paid in 2007 that would not otherwise be payable in 2007.

         WHEREAS, the Board of Directors of the Company further desires to provide for the automatic termination of the Plan upon the payment of all Account(s) to the Participants.

         NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

         1. A new Section 6.8 is hereby added to the Plan as follows:

                  6.8 Special Distribution Election. Notwithstanding anything to the contrary contained in the Plan, each Participant may make a one-time election to change the time and form of distribution of all amounts credited to his or her Account(s) to be paid in one lump sum on January 15, 2008 (or within five days thereafter) (an "Early Distribution Election"). A Participant must deliver a written Early Distribution Election to the Administrator no later than December 31, 2007. A Participant who makes an Early Distribution Election under this section shall cease his or her participation in the Plan as of the date such Eligible Participant receives his or her lump sum payment.

                  (a) The lump sum payment shall be in full and final satisfaction of all benefits otherwise payable to or on behalf of the Participant and no further benefits shall be paid to or on behalf of the Participant under the Plan.

                  (b) As provided in Internal Revenue Service Notice 2006-79 and Internal Revenue Service Notice 2007-86, an Early Distribution Election shall apply only to benefits that would not


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otherwise be payable in 2007 and shall not cause any benefits to be paid in
2007 that would not otherwise be payable in 2007.

         2. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

         3. The Plan is further amended to provide that it shall automatically terminate on the date that all Account(s) are paid to the Participants under the Plan.

         I hereby certify that the foregoing Amendment was duly authorized by the Board of Directors of Ligand Pharmaceuticals Incorporated on December 4, 2007.



                                       By:  /s/ Charles S. Berkman
                                          -------------------------------------
                                       Name:  Charles S. Berkman
                                          -------------------------------------
                                       Title: Secretary









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